                                                                  EXHIBIT 10.1


                       FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT


         THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (the "First Amendment") is made and entered into as of the _____ day of September, 1996, by and among Software Spectrum, Inc., a Texas corporation ("SSI"), Software Spectrum (NZ) Limited, duly incorporated under the laws of New Zealand ("Hybrid") (SSI and Hybrid are, jointly and severally, referred to herein as "Buyer"), Essentially Group Limited, duly incorporated under the laws of New Zealand (the "Company"), Essentially Group (NZ) Limited, duly incorporated under the laws of New Zealand and a wholly-owned subsidiary of the Company ("NZ"), Essentially Software (Wellington) Limited, duly incorporated under the laws of New Zealand and a wholly-owned subsidiary of NZ ("Wgtn"), McNabb No. 2 Family Trust dated November 1, 1990, McNabb No. 3 Family Trust dated November 1, 1990, The McNabb Family Trust dated July 1, 1986 (collectively, the "McNabb Family Trusts"), RMAD Trust dated May 23, 1993 ("RMAD"), David Colvin, individually ("Colvin"), Gary McNabb, individually ("McNabb") (the Company, NZ and Wgtn are sometimes referred to herein individually as a "Seller" and collectively as the "Sellers") (the Company, NZ, Wgtn, the McNabb Family Trusts, RMAD, Colvin and McNabb are sometimes referred to herein collectively as the "Selling Group") and Gary McNabb as Sellers' Representative. This First Amendment amends that certain Purchase and Sale Agreement (the "Purchase Agreement") dated April 2, 1996 by and among the parties hereto.

                                R E C I T A L S

         WHEREAS, pursuant to the Purchase Agreement, Buyer acquired the Australia Shares and Assets and assumed certain liabilities of Sellers;

         WHEREAS, certain issues have arisen with respect to (i) the finalization of the Audit required by the Purchase Agreement, and (ii) the determination of the Total Consideration payable under the Purchase Agreement;

         WHEREAS, the parties desire to fully resolve all claims of any party under the Purchase Agreement relating to these matters; and

         WHEREAS, Robert Parkinson has resigned as Sellers' Representative and Gary McNabb has been appointed to serve as Sellers' Representative by each member of the Selling Group;

         NOW, THEREFORE, in consideration of the recitals and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties do hereby agree as follows:

         1. Defined Terms. All capitalized terms used herein and not otherwise defined in this First Amendment shall have the respective meanings set forth in the Purchase Agreement.

         2. Determination of Total Consideration; Obligations. (a) Buyer and Sellers have determined that the Total Consideration to be paid by Buyer for the Australia Shares and the Assets pursuant to Article II of the Purchase Agreement shall be equal to $9.2 million (NZ). Buyer and Sellers' Representative, promptly following the execution of this First Amendment, will instruct the Escrow Agent: (i) to return to Buyer (a) all of the Purchase Shares held pursuant to the Escrow Agreement, and (b) $3.5 million (NZ) of the Cash Portion together with any and all interest earned on the escrowed funds; and (ii) to disburse $500,000 (NZ) to Selling Group, less any amount necessary to satisfy the Sellers' obligations under Section 2(b) hereof, in such manner as is directed by the Sellers' Representative.

                 (b) Except as expressly set forth herein, Sellers hereby confirm that Sellers are solely responsible for any and all expenses, costs and other charges relating to the Audit (including all amounts owed to Coopers & Lybrand) and to the engagement of Brown Woolley Graham. Sellers shall provide Buyer, at or prior to any disbursement to Sellers from the Escrowed Amount, of evidence satisfactory to Buyer of payment of such fees; provided, however, Buyer agrees that it will reimburse Sellers for the following:

                     (i) an amount equal to $5,000 (NZ) payable by Sellers to Brown Woolley Graham for fees relating to work performed by Brown Woolley Graham at Buyer's request subsequent to Closing;

                    (ii) 50% of the fees incurred by Sellers, not to exceed in the aggregate $30,000 (NZ), that exceed the amount accrued on the Sellers' financial statements attached as Exhibit "A" hereto for the fiscal year ended March 31, 1996 relating to any services performed by Coopers & Lybrand, Brown Woolley Graham and Cort & Co. in connection with the preparation of the Audit required under the Purchase Agreement.

                 (c) Sellers acknowledge that pursuant to the Asset Agreement, any and all receivables of any type or character of the Company, NZ and Wgtn, including all federal tax refunds, if any, have been assigned to the Buyer as of the Closing Date, and Sellers acknowledge that they have no right or interest therein.

         3. Audit. Sellers acknowledge that Sellers to date have been unable to deliver to Buyer the Audit required to be delivered pursuant to
Section 2.1 of the Purchase Agreement. Buyer waives any breach or violation of the Purchase Agreement arising out of the Sellers' failure to deliver the Audit, however, Sellers and each member of the Selling Group hereby covenants to Buyer that the final draft of the financial statements of Sellers for the year ended March 31, 1996 attached hereto as Exhibit "A" will be approved and adopted by each of the boards of directors of the Sellers at a duly called and convened meeting of each of the Sellers on or before disbursement of the Escrow Fund by the Escrow Agent. The Sellers and the Selling Group represent and warrant to Buyer that the financial statements of Sellers for the year ended March 31, 1996 delivered to Buyer prior to the date hereof attached hereto as Exhibit "A" are true, complete and correct in all respects and have been prepared in accordance with GAAP and there are no liabilities relating to the business previously conducted by the Sellers (whether accrued, contingent or otherwise) that are not set forth in such financial statements. Sellers will use their commercially reasonable best efforts to have the Audit completed and delivered to Buyer promptly following the date hereof. Notwithstanding the foregoing, in no event shall the disbursement from the Escrow



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
occur until Sellers deliver to Buyer audited financial statements of Australia and its subsidiaries.

         4. Sale of Purchase Shares. SSI directly or through one of its subsidiaries agrees to repurchase an aggregate of 25,000 of the Purchase Shares from the members of the Selling Group in the following amounts at a price set forth below:

                                     Number of                Purchase Price              Total Purchase
            Name                       Shares                    Per Share                     Price
          --------                  -----------               --------------                ----------
 Gary McNabb                          20,000                    $29.70(NZ)                 $594,000(NZ)


 David Colvin                          5,000                    $29.70(NZ)                 $148,500(NZ)


 Total                                25,000                    $29.70(NZ)                 $742,500(NZ)

In consideration of the foregoing, Buyer and the Selling Group hereby acknowledge and agree that, except as set forth below, SSI shall have no obligation to register under the United States Securities Act of 1933, as amended, the Purchase Shares delivered to the Selling Group at Closing, and
Section 5.7 of the Purchase Agreement is hereby deleted from the Purchase Agreement provided that subsections 5.7(f) and (h) shall remain in full force and effect. Each member of the Selling Group reaffirms its representations and agreements with respect to the acquisition of such Purchase Shares as set forth in the Purchase Agreement.

         5. McNabb Employment Agreement; Non-competition. SSI and McNabb have determined that McNabb's Employment Agreement with Software Spectrum (NZ) Limited dated April 2, 1996 shall be terminated effective as of September 30, 1996. McNabb, SSI and SSI (NZ) hereby agree that the non-competition provisions set forth in Section 3.5(a)(i) and (ii) of the McNabb Employment Agreement shall be limited to 18 months and that with respect to McNabb only, the provisions of Section 5.2(a) of the Purchase Agreement shall be modified and amended such that any time period set forth in Section 5.2(a) with greater than 18 months remaining thereon shall in no event be deemed to exceed 18 months from the Closing Date. McNabb hereby acknowledges that Buyer, and each of Buyer's affiliates has no further obligation to McNabb for any severance, termination, vacation, leave, bonus or any other payment of any type or character whatsoever arising out of McNabb's Employment Agreement or his employment arrangement with SSI (NZ), other than the payment of McNabb's base salary and a pro rata share of any bonuses actually earned by McNabb pursuant to the McNabb Employment Agreement through September 30, 1996.

         6. Release of Buyer. In consideration of the foregoing agreements concerning the determination of the final Total Consideration, each of the Sellers and the Selling Group, their representatives, trustees, successors and assigns does hereby release and forever discharge Buyer, their agents, officers, directors, employees, representatives and all persons natural or corporate in privity with them or any of them from any and all claims or causes of action of any kind whatsoever, arising under contract, at common law, statutory or otherwise, which any of them has or might have, known or unknown, now existing or that might arise hereafter, directly or indirectly attributable to the Purchase Agreement or any transaction set forth in or contemplated by the Purchase Agreement of any kind or character whatsoever. The purpose of the foregoing release is to relinquish and surrender all claims of any type or character for payment or compensation of any kind, past, present or future, which any Seller or member of the Selling Group might have against those hereby released, whether known or unknown, arising under or pursuant to the Purchase Agreement.

         7. Release of Sellers and Selling Group. In consideration of the foregoing agreement concerning the determination of the final Total Consideration, Buyer and its successors and assigns does hereby release and forever discharge Sellers and each member of the Selling Group, their agents, trustees and employees and all persons natural or corporate in privity with them or any of them from any and all claims or causes of action of any kind whatsoever, arising under contract, at common law, statutory or otherwise, which either Buyer has or might have, known or unknown, now existing or that might arise hereafter, directly or indirectly attributable to method of determination of the Total Consideration as set forth in Article II of the Purchase Agreement and the failure to deliver the Audit pursuant to the Purchase Agreement, provided the foregoing shall not relieve or release the Sellers or the Selling Group from any of their representations, warranties or other obligations under the Purchase Agreement or otherwise.

         8. RELEASE OF MCNABB FROM GUARANTEES. BUYER AGREES TO INDEMNIFY AND HOLD MCNABB HARMLESS FROM ANY AND ALL LIABILITY ARISING FROM ANY OUTSTANDING PERSONAL GUARANTY EXECUTED BY MCNABB IN FAVOR OF EITHER TRADE SUPPLIERS OR LESSORS OF REAL PROPERTY FOR WHICH BUYER HAS ASSUMED THE OBLIGATIONS THEREFOR UNDER THE PURCHASE AGREEMENT AND WHICH WERE SIGNED BY MCNABB ON OR PRIOR TO THE CLOSING DATE.

         9. Status of Purchase Agreement. Except as expressly modified hereby, the Purchase Agreement and all obligations, liabilities, covenants, representations and warranties of each of the parties thereto shall remain in full force and effect and shall not be affected, modified or limited hereby.

         10. Counterparts. This First Amendment may be executed in counterparts, each of which shall be an original, but such counterparts together shall constitute one and the same instrument.

         11. Governing Law. This Amendment shall be construed in accordance with the internal laws of New Zealand.





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
         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.


IN THE PRESENCE OF:                      ESSENTIALLY GROUP LIMITED


/s/ LEANNE BIRT                          By:    /s/ GARY McNABB
---------------------------------           ----------------------------------
PA                                       Name:      Gary McNabb
33 College Hill,                               -------------------------------
Ponsonby                                 Title:     Director
                                               -------------------------------


/s/ C. O'CONNER                          BY:    /S/ ROBERT PARKINSON
---------------------------------           ----------------------------------
Secretary                                Name:      Robert Parkinson
198 Federal St.,                               -------------------------------
Auckland                                 Title:     Director
                                               -------------------------------


                                         ESSENTIALLY GROUP (NZ) LIMITED


/s/ LEANNE BIRT                          By:    /s/ GARY McNABB
---------------------------------           ----------------------------------
PA
33 College Hill,                         Name:      Gary McNabb
Ponsonby                                       -------------------------------
                                         Title:     Director
                                               -------------------------------


/s/ C. O'CONNER                          By:    /s/ ROBERT PARKINSON
---------------------------------           ----------------------------------
Secretary                                Name:      Robert Parkinson
198 Federal St.,                               -------------------------------
Auckland                                 Title:     Director
                                               -------------------------------


                                         ESSENTIALLY SOFTWARE (WELLINGTON)
                                         LIMITED


/s/ LEANNE BIRT                          By:    /s/ GARY McNABB
---------------------------------           ----------------------------------
PA                                       Name:      Gary McNabb
33 College Hill,                               -------------------------------
Ponsonby                                 Title:     Director
                                               -------------------------------


/s/ C. O'CONNER                          By:    /s/ ROBERT PARKINSON
---------------------------------           ----------------------------------
Secretary                                Name:      Robert Parkinson
198 Federal St.,                               -------------------------------
Auckland                                 Title:     Director
                                               -------------------------------


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
IN THE PRESENCE OF:                      THE MCNABB FAMILY TRUST


/s/ C. O'CONNER                         By: /s/ ROBERT PARKINSON
---------------------------------           ----------------------------------
Secretary                                       Robert Parkinson, Trustee
198 Federal St.,
Auckland

/s/ LEANNE BIRT                         By: /s/ GARY JOHN McNABB
---------------------------------           ----------------------------------
PA                                              Gary John McNabb, Trustee
33 College Hill,
Ponsonby

                                         MCNABB NO. 2 FAMILY TRUST


/s/ LEANNE BIRT                          By: /s/ ANNA LOUISE McNABB
---------------------------------           ----------------------------------
PA                                               Anna Louise McNabb, Trustee
33 College Hill,
Ponsonby

/s/ C. O'CONNER                          By: /s/ ROBERT PARKINSON
---------------------------------           ----------------------------------
Secretary                                        Robert Parkinson, Trustee
198 Federal St.,
Auckland

/s/ LEANNE BIRT                          By: /s/ GARY JOHN McNABB
---------------------------------           ----------------------------------
PA                                               Gary John McNabb, Trustee
33 College Hill,
Ponsonby

                                         MCNABB NO. 3 FAMILY TRUST


/s/ LEANNE BIRT                          By: /s/ ANNA LOUISE McNABB
---------------------------------           ----------------------------------
PA                                               Anna Louise McNabb, Trustee
33 College Hill,
Ponsonby

/s/ LEANNE BIRT                          By: /s/ GARY JOHN McNABB
---------------------------------           ----------------------------------
PA                                               Gary John McNabb, Trustee
33 College Hill,
Ponsonby

/s/ C. O'CONNER                          By: /s/ ROBERT PARKINSON
---------------------------------           ----------------------------------
Secretary                                        Robert Parkinson, Trustee
198 Federal St.,
Auckland

IN THE PRESENCE OF:                     RMAD TRUST


/s/ LEANNE BIRT                         By: /s/ GARY JOHN McNABB
---------------------------------           ----------------------------------
PA                                              Gary John McNabb, Trustee
33 College Hill,
Ponsonby


/s/ C. O'CONNER                         By: /s/ ROBERT PARKINSON
---------------------------------           ---------------------------------
Secretary                                       Robert Parkinson, Trustee
198 Federal Street,
Ackland


/s/ LEANNE BIRT                         /s/ DAVID COLVIN
--------------------------------        -------------------------------------
PA                                          David Colvin, Individually
33 College Hill,
Ponsonby


/s/ LEANNE BIRT                         /s/ GARY JOHN McNABB
---------------------------------       -------------------------------------
PA                                          Gary John McNabb, Individually
33 College Hill,
Ponsonby


/s/ LEANNE BIRT                         /s/ GARY McNABB
---------------------------------       ---------------------------------------
PA                                          Gary McNabb,
33 College Hill,                            as Seller's Representative
Ponsonby


                                        SOFTWARE SPECTRUM, INC.


/s/ LEANNE BIRT                         By: /s/ RICHARD SIMS
---------------------------------           ----------------------------------
PA                                      Name:   Richard Sims
33 College Hill,                                ------------------------------
Ponsonby                                Title:  Senior Vice President
                                                ------------------------------


                                        SOFTWARE SPECTRUM (NZ) LIMITED


/s/ LEANNE BIRT                         By: /s/ RICHARD SIMS
---------------------------------          ----------------------------------
PA                                      Name:   Richard Sims
33 College Hill,                                -----------------------------
Ponsonby                                Title:
                                                -----------------------------


/s/ LEANNE BIRT                         By: /s/ DAVID COLVIN
---------------------------------           ----------------------------------
PA                                      Name:   David Colvin
33 College Hill,                                ------------------------------
Ponsonby                                Title:  Director
                                                ------------------------------




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